UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 30, 2014

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 West South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, on January 14, 2014, Real Goods Solar, Inc. (“RGS Energy”) completed the acquisition of Mercury Energy, Inc. pursuant to the terms of an Agreement and Plan of Merger, dated August 8, 2013. RGS Energy is filing this Current Report on Form 8-K for purposes of incorporating information by reference into existing registration statements filed by RGS Energy under the Securities Act of 1933, as amended. Attached hereto as Exhibit 99.1 and incorporated herein by reference are the audited financial statements of Mercury Energy, Inc. and Subsidiary as of and for the years ended December 31, 2013 and 2012, including the report of the independent auditor. Attached hereto as Exhibit 99.2 and incorporated herein by reference are the unaudited pro forma condensed combined financial statements of Real Goods Solar, Inc. and Mercury Energy, Inc. and Subsidiary for the year ended December 31, 2013.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

23.1	Consent of UHY LLP

99.1	Audited financial statements of Mercury Energy, Inc. and Subsidiary for the year ended December 31, 2013 and 2012

99.2	Unaudited pro forma condensed combined financial statements of Real Goods Solar, Inc and Mercury Energy, Inc. and Subsidiary for the year ended December 31, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Anthony DiPaolo
Anthony DiPaolo
Chief Financial Officer

Date: July 30, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of UHY LLP

99.1	Audited financial statements of Mercury Energy, Inc. and Subsidiary for the year ended December 31, 2013 and 2012

99.2	Unaudited pro forma condensed combined financial statements of Real Goods Solar, Inc and Mercury Energy, Inc. and Subsidiary for the year ended December 31, 2013